Supplement dated September 15, 2006 to Prospectuses dated May 1, 2006 for
GrandMaster flex 3, IQ3 The Smart Annuity, IQ Advisor and Pinnacleplus
Flexible Premium Variable Annuities
and to Prospectuses dated July 31, 2006 for
AnnuiChoice, AnnuiChoice II and Pinnacle IV
Flexible Premium Variable Annuities
Issued by National Integrity Life Insurance Company
Through its Separate Account I and Separate Account II

The Prospectuses identified above are hereby supplemented as follows:

In “Part 3, Your Investment Options, Touchstone Variable Series Trust Funds, Touchstone VST Value Plus Fund,” of the Prospectuses, the entire paragraph is hereby deleted and replaced with the following:

Touchstone VST Value Plus Fund seeks to increase value of the fund shares over the long-term by investing primarily in common stock of large cap and mid cap companies that the portfolio manager believes are undervalued.  In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value.  These companies may not pay dividends.  These companies may include companies in the technology sector.

Please retain this Supplement to the Prospectus for future reference.